Exhibit 99.1

NextPlay Announces Reverse Stock Split Effective January 6, 2023, in Order to Meet Nasdaq Minimum Price Continued Listing Requirement

SUNRISE, FL, January 5, 2023 - NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital native ecosystem for finance, digital advertisers, and video gamers announced that its Board of Directors has declared a 1-for-20 reverse stock split of the company’s common stock. The reverse stock split will become effective on January 6, 2023 (the “Effective Date”) at 12:01 AM Pacific Time. The company’s common stock is expected to begin trading on a split-adjusted basis when the markets open on January 6, 2023, under the current Nasdaq trading symbol “NXTP”.

The reverse stock split is primarily intended to bring the company into compliance with the minimum bid price requirements for maintaining NextPlay’s listing on the Nasdaq Capital Market. The new CUSIP number following the reverse split will be 65344G 201.

As a result of the reverse stock split, every 20 shares of the company’s common stock issued and outstanding will be automatically reclassified into one new share of common stock. Proportionate adjustments will be made to the conversion and exercise prices and the number of shares underlying the Company’s outstanding warrants, equity awards and options, and the number of shares reserved under the Company’s equity incentive plan. The reverse stock split will not affect par value of the common stock and does not affect the Company’s authorized preferred stock, of which no shares are outstanding.

Prior to the reverse stock split, there were 118,445,979 shares issued and outstanding and will adjust to approximately 5,922,299 shares of common stock issued and outstanding following the reverse stock split. Any fractional shares of common stock resulting from the reverse stock split will be rounded up to the nearest whole share and no stockholders will receive cash in lieu of fractional shares. The reverse stock split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the company, except to the extent that the reverse stock split would result in a stockholder owning slightly more common shares as a result of the rounding up to the next whole share for each fractional share.

The company’s transfer agent, Colonial Stock Transfer (“CST”), is acting as the exchange agent for the reverse stock split. CST will provide instructions to stockholders of record regarding the exchange of stock certificates. Stockholders who hold their shares in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares.

Additional information about the reverse stock split and NextPlay can be accessed and viewed at the SEC’s website, www.sec.gov, and at the company’s website, www.nextplaytechnologies.com.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, banking and crypto-banking to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness, which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving Internet and e-commerce industries, which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; and that we have incurred significant losses to date and require additional capital, which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by fourth parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

Company Contacts:

NextPlay Technologies, Inc.

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com